PROSHARES TRUST

IMPORTANT NOTICE REGARDING CHANGE IN UNDERLYING INDEX

ProShares S&P 500 Ex-Technology ETF

Supplement dated August 27, 2018

to the Fund’s Summary Prospectus, Statutory Prospectus and Statement of Additional Information dated

October 1, 2017, each as supplemented or amended

The Board of Trustees of ProShares recently approved a change to the underlying index of the ProShares S&P 500 Ex-Technology ETF. This change is scheduled to take effect on or about September 21, 2018. At such time, the Fund’s investment objective will be to seek investment results, before fees and expenses, that track the performance of the S&P 500 Ex-Information Technology Index.

Current Index	New Index	New Index Description
S&P 500 Ex-Information Technology & Telecommunication Services Index	S&P 500 Ex-Information Technology Index	The S&P 500 Ex-Information Technology Index is designed to provide exposure to the companies of the S&P 500 Index with the exception of those companies in the Information Technology sector. The Index is published under the Bloomberg ticker symbol “SPXXTSUT.”

Please retain this supplement for future reference.